UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2009

HAMBRECHT ASIA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	000-53122	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13/F Tower 2 New World Tower 18 Queens Road Central Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 852-2801-5383

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2009 the Board of Directors of Hambrecht Asia Acquisition Corp. (the "Company") authorized a change in the Company's fiscal year end to June 30 from December 31. The Company plans to report its financial results for the six month transition period of December 31, 2008 through June 30, 2009 on a Transition Report on Form 10-K.  After filing the Transition Report, the Company’s next fiscal year end will be June 30, 2010. Following the change of fiscal year, the Company expects that it will be considered a foreign private issuer upon the completion of its second fiscal quarter on December 31, 2009.  The Company’s press release, dated December 10, 2009, announcing the change in fiscal year is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 10, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMBRECHT ASIA ACQUISITION CORP.

Dated: December 10, 2009	By:	/s/ John Wang
Name: John Wang
Title: Chief Executive Officer